                                                       Exhibit 99.7
--------------------------------------------------------------------------------
                                                       Monthly Operating Report
   ---------------------------------------
   CASE NAME: Longhorn Solutions, Inc.                ACCRUAL BASIS
   ---------------------------------------
   CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
   ---------------------------------------
   JUDGE: Barbara J. Houser
   ---------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: MAY 31, 2001


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


   RESPONSIBLE  PARTY:

   /s/ Drew Keith                                 Chief Financial Officer
   -------------------------------------------  -----------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY          TITLE

   Drew Keith                                     6/20/2001
   -------------------------------------------  -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                DATE

   PREPARER:

   /s/ Jessica L. Wilson                          Chief Accounting Officer
   -------------------------------------------  -----------------------------
   ORIGINAL SIGNATURE OF PREPARER                   TITLE

   Jessica L. Wilson                              6/20/2001
   -------------------------------------------  -----------------------------
   PRINTED NAME OF PREPARER                         DATE

--------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Monthly Operating Report

   -----------------------------------------
   CASE NAME: Longhorn Solutions, Inc.                                                            ACCRUAL BASIS-1
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42147-BJH-11                                                              02/13/95, RWD, 2/96
   -----------------------------------------


   -----------------------------------------

   COMPARATIVE BALANCE SHEET

   ------------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE                MONTH                   MONTH                   MONTH
                                                               ------------------------------------------------------------------
   ASSETS                                          AMOUNT               April 2001               May 2001
   ------------------------------------------------------------------------------------------------------------------------------
   1.   UNRESTRICTED CASH                        $     3,646           $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   2.   RESTRICTED CASH                                                $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   3.   TOTAL CASH                               $     3,646           $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   4.   ACCOUNTS RECEIVABLE (NET)                $    76,002           $      3,601            $     3,601           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   5.   INVENTORY                                                      $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   6.   NOTES RECEIVABLE                                               $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   7.   PREPAID EXPENSES                                               $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   8.   OTHER (ATTACH LIST)                      $   375,137           $    755,538            $   755,538           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   9.   TOTAL CURRENT ASSETS                     $   454,785           $    759,139            $   759,139           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY, PLANT & EQUIPMENT              $   120,412           $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   11.  LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                                       $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   12.  NET PROPERTY, PLANT &
        EQUIPMENT                                $   120,412           $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS                                              $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   14.  OTHER ASSETS -  NET OF
        AMORTIZATION (ATTACH LIST)               $ 2,892,844           $  2,723,098            $ 2,723,098           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)                                            $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                             $ 3,468,041           $  3,482,237            $ 3,482,237           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS PAYABLE                                               $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   18.  TAXES PAYABLE                                                  $       (164)           $      (164)          $          0
   ------------------------------------------------------------------------------------------------------------------------------
   19.  NOTES PAYABLE                                                  $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL FEES                                              $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   21.  SECURED DEBT                                                   $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   22.  OTHER (ATTACH LIST)                                            $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL POSTPETITION
        LIABILITIES                                                    $       (164)           $      (164)          $          0
   ------------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------------
   24.  SECURED DEBT                                                   $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY DEBT                            $    73,455           $          0            $         0           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED DEBT                           $    68,502           $     62,673            $    62,673           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                                            $  1,225,717            $ 1,225,717           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL PREPETITION LIABILITIES            $   141,957           $  1,288,390            $ 1,288,390           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                        $   141,957           $  1,288,226            $ 1,288,226           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ------------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION OWNERS' EQUITY                                     $  2,194,261            $ 2,194,261           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                               $       (250)           $      (250)          $          0
   ------------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
   ------------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL EQUITY                             $         0           $  2,194,011            $ 2,194,011           $          0
   ------------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL LIABILITIES &
        OWNERS' EQUITY                           $   141,957           $  3,482,237            $ 3,482,237           $          0
   ------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                               Monthly Operating Report
      ----------------------------------------------------
      CASE  NAME: Longhorn Solutions, Inc.                                              ACCRUAL BASIS-2
      ----------------------------------------------------
      ----------------------------------------------------
      CASE  NUMBER: 400-42147-BJH-11                                                            02/13/95, RWD, 2/96
      ----------------------------------------------------
      ----------------------------------------------------
      INCOME STATEMENT
      --------------------------------------------------------------------------------------------------------------------------
      REVENUES                                              MONTH                 MONTH              MONTH
                                                          -----------------------------------------------------       QUARTER
                                                          April 2001             May 2001                              TOTAL
      --------------------------------------------------------------------------------------------------------------------------
      1.     GROSS REVENUES                                          $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      2.     LESS: RETURNS & DISCOUNTS                               $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      3.     NET REVENUE                                             $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      --------------------------------------------------------------------------------------------------------------------------
      4.     MATERIAL                                                $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      5.     DIRECT LABOR                                            $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      6.     DIRECT OVERHEAD                                         $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      7.     TOTAL COST OF GOODS SOLD                                $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      8.     GROSS PROFIT                                            $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------------------------
      9.     OFFICER / INSIDER COMPENSATION                          $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      10.    SELLING & MARKETING                                     $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      11.    GENERAL & ADMINISTRATIVE                                $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      12.    RENT & LEASE                                            $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      13.    OTHER (ATTACH LIST)                                     $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      14.    TOTAL OPERATING EXPENSES                                $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      15.    INCOME BEFORE NON-OPERATING
             INCOME & EXPENSE                                        $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      OTHER  INCOME & EXPENSES
      --------------------------------------------------------------------------------------------------------------------------
      16.    NON-OPERATING INCOME (ATT. LIST)                        $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      17.    NON-OPERATING EXPENSE (ATT. LIST)                       $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      18.    INTEREST EXPENSE                                        $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      19.    DEPRECIATION / DEPLETION                                $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      20.    AMORTIZATION                                            $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      21.    OTHER (ATTACH LIST)                                     $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      22.    NET OTHER INCOME & EXPENSES                             $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      --------------------------------------------------------------------------------------------------------------------------
      23.    PROFESSIONAL FEES                                       $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      24.    U.S. TRUSTEE FEES                                       $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      25.    OTHER (ATTACH LIST)                                     $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      26.    TOTAL REORGANIZATION EXPENSES                           $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      27.    INCOME TAX                                              $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
      28.    NET PROFIT (LOSS)                                       $0                   $0                 $0               $0
      --------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                   Monthly Operating Report

   ----------------------------------------
   CASE NAME: Longhorn Solutions, Inc.          ACCRUAL BASIS-3
   ----------------------------------------
   ----------------------------------------
   CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
   ----------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                   MONTH                   MONTH                MONTH              QUARTER
                                                 ---------------------------------------------------------------
   DISBURSEMENTS                                    April 2001               May 2001                                   TOTAL
   -----------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                                $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
    ----------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                               $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
   -----------------------------------------------------------------------------------------------------------------------------
    3.    PREPETITION                                              $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    4.    POSTPETITION                                             $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                                 $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
   -----------------------------------------------------------------------------------------------------------------------------
    6.    LOANS & ADVANCES (ATTACH LIST)                           $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    7.    SALE OF ASSETS                                           $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    8.    OTHER (ATTACH LIST)                                      $0                      $0                $0              $0
    ----------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                             $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                           $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                                     $0                      $0                $0              $0
    ----------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
    ----------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                              $0                      $0                $0              $0
    ----------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                       $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    14.   SALES, USE & OTHER TAXES PAID                            $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    15.   SECURED / RENTAL / LEASES                                $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    16.   UTILITIES                                                $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    17.   INSURANCE                                                $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    18.   INVENTORY PURCHASES                                      $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    19.   VEHICLE EXPENSES                                         $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    20.   TRAVEL                                                   $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    21.   ENTERTAINMENT                                            $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    22.   REPAIRS & MAINTENANCE                                    $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    23.   SUPPLIES                                                 $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    24.   ADVERTISING                                              $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    25.   OTHER (ATTACH LIST)                                      $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    26.   TOTAL OPERATING DISBURSEMENTS                            $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION  EXPENSES
   -----------------------------------------------------------------------------------------------------------------------------
    27.   PROFESSIONAL FEES                                        $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    28.   U.S. TRUSTEE FEES                                        $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    29.   OTHER (ATTACH LIST)                                      $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    30.   TOTAL REORGANIZATION EXPENSES                            $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    31.   TOTAL DISBURSEMENTS                                      $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    32.   NET CASH FLOW                                            $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
    33.   CASH - END OF MONTH                                      $0                      $0                $0              $0
   -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                   Monthly Operating Report

   ------------------------------------------
   CASE  NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS-4
   ------------------------------------------
   ------------------------------------------
   CASE  NUMBER: 400-42147-BJH-11                  02/13/95, RWD, 2/96
   ------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE           MONTH                    MONTH                     MONTH
                                                                 ---------------------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                       AMOUNT          April 2001               May 2001
   -----------------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                           $    0                 $    0                  $    0
   -----------------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                          $    0                 $    0                  $    0
   -----------------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                          $    0                 $    0                  $    0
   -----------------------------------------------------------------------------------------------------------------------------
   4.      91+                                                            $5,182                 $5,182                  $5,182
   -----------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                      $0              $5,182                 $5,182                  $5,182
   -----------------------------------------------------------------------------------------------------------------------------
   6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                $1,581                 $1,581                  $1,581
   -----------------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                      $0              $3,601                 $3,601                  $3,601
   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------
   AGING OF POSTPETITION TAXES AND PAYABLES                            MONTH:        May 2001
                                                                             ---------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
                                       0-30          31-60            61-90                     91+
   TAXES PAYABLE                       DAYS          DAYS             DAYS                     DAYS                       TOTAL
  ------------------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------------
   1.      FEDERAL                           $0           $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   2.      STATE                          ($164)          $0                  $0                     $0                   ($164)
   -----------------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                             $0           $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)               $0           $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE            ($164)          $0                  $0                     $0                   ($164)
   -----------------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE                  $0           $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------
   STATUS OF POSTPETITION TAXES                                        MONTH:        May 2001
                                                                             ---------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING            AMOUNT                                          ENDING
                                                    TAX             WITHHELD AND/              AMOUNT                    TAX
   FEDERAL                                       LIABILITY*         0R ACCRUED                 PAID                  LIABILITY
   -----------------------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                  $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                                $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                                $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                   $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   5.      INCOME                                         $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                            $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                            $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   -----------------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                    $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   9.      SALES                                       ($164)                 $0                     $0                   ($164)
   -----------------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                         $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                   $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                                  $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                              $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                            $0                  $0                     $0                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                         ($164)                 $0                     $0                   ($164)
   -----------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                 ($164)                 $0                     $0                   ($164)
   -----------------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

    ----------------------------------------
    CASE NAME: Longhorn Solutions, Inc.           ACCRUAL BASIS-5
    ----------------------------------------

    ----------------------------------------
    CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
    ----------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                              MONTH:              May 2001
                                                                    -------------------------------------------------------------
    -----------------------------------------------
    BANK RECONCILIATIONS
                                                         Account #1                 Account #2           Account #3
    -----------------------------------------------------------------------------------------------------------------------------
    A.           BANK:                                    Bank One                  Mid-Cities
    -----------------------------------------------------------------------------------------------------------------
    B.           ACCOUNT NUMBER:                         1586267807                  4235800                              TOTAL
    -----------------------------------------------------------------------------------------------------------------
    C.           PURPOSE (TYPE):                     Operating-Closed 11/00    Operating - Closed 5/00
    -----------------------------------------------------------------------------------------------------------------------------
    1.      BALANCE PER BANK STATEMENT                                   $0                         $0                         $0
    -----------------------------------------------------------------------------------------------------------------------------
    2.      ADD: TOTAL DEPOSITS NOT CREDITED                             $0                         $0                         $0
    -----------------------------------------------------------------------------------------------------------------------------
    3.      SUBTRACT: OUTSTANDING CHECKS                                 $0                         $0                         $0
    -----------------------------------------------------------------------------------------------------------------------------
    4.      OTHER RECONCILING ITEMS                                      $0                         $0                         $0
    -----------------------------------------------------------------------------------------------------------------------------
    5.      MONTH END BALANCE PER BOOKS                                  $0                         $0                         $0
    -----------------------------------------------------------------------------------------------------------------------------
    6.      NUMBER OF LAST CHECK WRITTEN                 account closed            account closed
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------
    INVESTMENT ACCOUNTS
    -----------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                   TYPE OF                  PURCHASE         CURRENT
    BANK, ACCOUNT NAME & NUMBER                      PURCHASE                  INSTRUMENT                 PRICE            VALUE
    -----------------------------------------------------------------------------------------------------------------------------
    7.      N/A
    -----------------------------------------------------------------------------------------------------------------------------
    8.      N/A
    -----------------------------------------------------------------------------------------------------------------------------
    9.      N/A
    -----------------------------------------------------------------------------------------------------------------------------
    10.     N/A
    -----------------------------------------------------------------------------------------------------------------------------
    11.     TOTAL INVESTMENTS                                                                                  $0              $0
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------
    CASH
    -----------------------------------------------------------------------------------------------------------------------------
    12.     CURRENCY ON HAND                                                                                                   $0
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
    13.     TOTAL CASH - END OF MONTH                                                                                          $0
    -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report


    ----------------------------------------
    CASE NAME: Longhorn Solutions, Inc.           ACCRUAL BASIS-6
    ----------------------------------------

    ----------------------------------------
    CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
    ----------------------------------------

                                                     MONTH:      May 2001
                                                     ------------------------

    ----------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
    ----------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
    CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

    -------------------------------------------------------------------------------------------------
                                                INSIDERS
    -------------------------------------------------------------------------------------------------
                                     TYPE OF                  AMOUNT            TOTAL PAID
             NAME                    PAYMENT                   PAID               TO DATE
    -------------------------------------------------------------------------------------------------
    1.   Mary Phillips          Salary                                 $0                    $68,750
    -------------------------------------------------------------------------------------------------
    2.
    -------------------------------------------------------------------------------------------------
    3.
    -------------------------------------------------------------------------------------------------
    4.
    -------------------------------------------------------------------------------------------------
    5.
    -------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO INSIDERS                                                   $0                    $68,750
    -------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
                                                          PROFESSIONALS
    ----------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                                                  TOTAL
                                     ORDER AUTHORIZING             AMOUNT            AMOUNT         TOTAL PAID      INCURRED
             NAME                         PAYMENT                 APPROVED            PAID            TO DATE       & UNPAID*
    ----------------------------------------------------------------------------------------------------------------------------
    1.   N/A
    ----------------------------------------------------------------------------------------------------------------------------
    2.   N/A
    ----------------------------------------------------------------------------------------------------------------------------
    3.   N/A
    ----------------------------------------------------------------------------------------------------------------------------
    4.   N/A
    ----------------------------------------------------------------------------------------------------------------------------
    5.   N/A
    ----------------------------------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO PROFESSIONALS                                                 $0                $0               $0              $0
    ----------------------------------------------------------------------------------------------------------------------------

    * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

    ----------------------------------------------------------------------------
    POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
    PROTECTION PAYMENTS
    ----------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULED         AMOUNTS
                                                                    MONTHLY            PAID            TOTAL
                                                                   PAYMENTS          DURING            UNPAID
                             NAME OF CREDITOR                        DUE              MONTH         POSTPETITION
    -------------------------------------------------------------------------------------------------------------
    1.   N/A
    -------------------------------------------------------------------------------------------------------------
    2.   N/A
    -------------------------------------------------------------------------------------------------------------
    3.   N/A
    -------------------------------------------------------------------------------------------------------------
    4.   N/A
    -------------------------------------------------------------------------------------------------------------
    5.   N/A
    -------------------------------------------------------------------------------------------------------------
    6.   TOTAL                                                             $0                $0               $0
    -------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

    ----------------------------------------
    CASE NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-7
    ----------------------------------------
    ----------------------------------------
    CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
    ----------------------------------------
                                                MONTH: May 2001
                                                      -----------------------

    --------------------------------
    QUESTIONNAIRE
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                NO
    ---------------------------------------------------------------------------------------------------------------------------
    1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                            X
    ---------------------------------------------------------------------------------------------------------------------------
    2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                      X
    ---------------------------------------------------------------------------------------------------------------------------
    3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                                X
    ---------------------------------------------------------------------------------------------------------------------------
    4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                                                          X
    ---------------------------------------------------------------------------------------------------------------------------
    5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                                          X
    ---------------------------------------------------------------------------------------------------------------------------
    6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
    ----------------------------------------------------------------------------------------------------------------------------
    7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                                                       X
    ----------------------------------------------------------------------------------------------------------------------------
    8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
    ----------------------------------------------------------------------------------------------------------------------------
    9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
    ----------------------------------------------------------------------------------------------------------------------------
    10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                                     X
    ----------------------------------------------------------------------------------------------------------------------------
    11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                               X
    ----------------------------------------------------------------------------------------------------------------------------
    12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
    ----------------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
    ____________________________________________________________________________
    ____________________________________________________________________________

    --------------------------------

    INSURANCE
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                NO
     ---------------------------------------------------------------------------------------------------------------------------
   1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                        X
    ----------------------------------------------------------------------------------------------------------------------------
    2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                          X
    ----------------------------------------------------------------------------------------------------------------------------
    3.     PLEASE ITEMIZE POLICIES BELOW.
    ----------------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
    ____________________________________________________________________________
    ____________________________________________________________________________

    ----------------------------------------------------------------------------------------------------------------------------
                                                   INSTALLMENT PAYMENTS
    ----------------------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                                    PAYMENT AMOUNT
                POLICY                         CARRIER                       PERIOD COVERED                 & FREQUENCY
    ----------------------------------------------------------------------------------------------------------------------------
    Property Insurance               CAN Transcontinental Ins. Co      9/12/00-9/11/01               $   1,723.00        Annual
    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
           See Kitty Hawk, Inc. Case #400-42141
    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
------------------------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                       FOOTNOTES SUPPLEMENT
------------------------------------------------------------
------------------------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                 ACCRUAL BASIS
------------------------------------------------------------

                                                     MONTH:     May 2001
                                                           -------------------

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 ACCRUAL BASIS                         LINE                            FOOTNOTE / EXPLANATION
 FORM NUMBER                          NUMBER
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        6                                                       All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Company). Refer to Case # 400-42141
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        7                                                       All other insurance plans related to the Company are carried
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                                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------------------------
                                                                 400-42141.
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    General                                                     Operations of this entity ceased October 12, 2000. Costs incurred
------------------------------------------------------------------------------------------------------------------------------------
                                                                 are final closing relating items.
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

CASE  NAME: Longhorn Solutions, Inc.

CASE  NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                        May 2001


8.    OTHER (ATTACH LIST)                          $       755,538 Reported
                                                  ----------------
        Intercompany Receivables                           715,873
        Deferred Taxes                                      36,717
        Security Deposit                                     2,948
                                                  ----------------
                                                           755,538 Detail
                                                  ----------------
                                                                 - Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                   $     2,723,098 Reported
                                                  ----------------
        Software knowledge                               3,397,988
        Accum Amortization                                (674,890)
                                                  ----------------
                                                         2,723,098 Detail
                                                  ----------------
                                                                 - Difference

27.   OTHER (ATTACH LIST)                          $     1,225,717 Reported
                                                  ----------------
        Accrued income taxes                               (71,204)
        Deferred income tax expense                      1,296,921
                                                  ----------------
                                                         1,225,717 Detail
                                                  ----------------
                                                                 - Difference